                                                                    EXHIBIT 10.8

                          POP.X(TM) LICENSE AGREEMENT
                          ---------------------------

This Pop.X License Agreement (the "Agreement") is made effective as of June 26, 1998 (the "Effective Date") by and between GTECH Corporation, a Delaware corporation, with its principal place of business at 55 Technology Way, West Greenwich, Rhode Island 02817 and Mpath Interactive, Inc. ("Mpath"), a Delaware corporation, with its principal place of business at 665 Clyde Avenue, Mountain View, CA 94043.

In consideration of the mutual covenants contained in this Agreement, the parties agree as follows:

1.0  DEFINITIONS
Whenever used in this Agreement, the following terms have the respective meanings ascribed to them.

1.1 "Alpha Testing" means the internal testing stage that follows installation of the Pop.X software on GTECH's servers with the non-recurring engineering support prescribed in Section 3.11.

1.2  "CMS" means the Mpath(TM) Customer Management System software.

1.3 "Confidential Information" means: (i) the Improved Source, the GTECH Code, the GTECH Modifications, the Licensed Purpose, and any trade secrets related to any of the foregoing, including but not limited to any information relating to either party's product plans, product designs, product costs, product prices, product names, finances, marketing plans, business opportunities, personnel, research, development or know-how; (ii) any information designated by the disclosing party as confidential in writing or, if disclosed orally, reduced to writing and designated as confidential within thirty (30) days; and (iii) the terms, conditions and existence of this Agreement. However, "Confidential Information" excludes information that is: (a) or becomes known or available by publication, commercial use or otherwise through no fault of the receiving party; (b) known and has been reduced to tangible form by the receiving party at the time of disclosure and is not subject to restriction; (c) independently developed with no material reference to the Confidential Information or is learned by the receiving party; (d) lawfully obtained from a third party who has the right to make such disclosure; or (e) released, in writing, for public disclosure by the owner of the Confidential Information.

1.4 "Designated Site" means the location or locations (up to a maximum of [XXXXX]) set forth in Exhibit A.

1.5  "Developed Independently" means that subject to the other party's;

     (i)  intellectual property rights, and

     (ii)  Confidential Information,

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each party may develop information internally, by contract with third parties, or receive information from third parties that may be similar to other party's technology. Further, except as expressly restricted in this Agreement each party may develop products, or have products developed for it, that, without violation of this Agreement, compete with the products or systems contemplated by the other party's technology.

1.6 "Documentation" means any manuals or other literature related to the Improved Source that are provided by Mpath to GTECH under this Agreement.

1.7 "Error" means defects in software that cause it not to operate substantially in conformance to the functional and performance specification as outlined in the software manual, the Documentation, or as disclosed in any other written communication between the parties.

1.8 "Evolved Works" means: (i) for Mpath's copyrightable or copyrighted material in the Improved Source, any abridgment, annotation, condensation, revision, elaboration, translation, or other form in which the Improved Source may be recast, transformed or adapted; and (ii) for Mpath's patentable or patented material related to the Improved Source, any continuation, or improvement thereon, or any reissue thereof.

1.9 "GTECH" means GTECH Corporation, and any existing or future entity that, directly or indirectly, controls, is under common control with, or is controlled by GTECH Corporation.

1.10 "GTECH Code" means software source code written by GTECH employees, or Third Party Contractors or Third Party Developers under contract to GTECH, which is not a "GTECH Modification". Examples of GTECH Code are modules that: (i) interface with the Improved Source, (ii) link to the Improved Source through standard application programming interface (API) calls, or (iii) add additional functionality to the Improved Source without being an Evolved Work.

1.11 "GTECH Modifications" mean software source code written by GTECH employees or Third Party Contractors under contract to GTECH, which constitutes an Evolved Work.

1.12 "GTECH Programs" means computer software programs developed by or for GTECH that incorporate the GTECH Code and GTECH Modifications.

1.13 "Improved Source" means the Source and the Improvements.

1.14 "Improvements" means major, minor and maintenance releases of the Source that are made by Mpath, including, without limitation, Software patches and Error corrections pursuant to Section 3.10.

1.15 "Initial Term" means the period commencing on the Effective Date and ending on the [XXXXX] anniversary of the Trigger Date.

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1.16 "Licensed Purpose" means the development, implementation, testing, deployment, operation, and maintenance of Uwin(TM).

1.17 "Object Code" means the machine code generated by a source code language processor such as an assembler or compiler. A file of object code may be immediately executable or it may require linking with other object code files, e.g. libraries, to produce a complete executable program.

1.18 "Pop.X" means Mpath's software licensed under the Pop.X trademark. The Source for Pop.X is described in Exhibit A.

1.19 "Software Patches" means any software provided by Mpath intended to correct errors or bugs in the Improved Source.

1.20 "Source" means Mpath's Pop.X software source code, which source code is listed on the Source Code Description in Exhibit A, and provided to GTECH under this Agreement, and any portion thereof. Source is provided in human readable form and contains specific algorithms, instructions, plans, routines and the like, for controlling the operation of a central processing unit, or otherwise used by a central processing unit to do a particular job or solve a particular problem. Source may be provided as printed listings of code, or on magnetic media, and includes any documentation and information related to Source.

1.21 "Third Party Contractors" mean those third parties that have contracted, in writing, with GTECH to provide services to GTECH in connection with the Licensed Purpose and that require access to Improved Source.

1.22 Third Party Developers" mean third parties that have contracted, in writing, with GTECH to provide services to GTECH in connection with the Licensed Purpose and that do not require access to Improved Source other than such sample Source as may be included in the Pop.X software developers kit from time-to-time.

1.23 "Trigger Date" means the earlier of: (a) [XXXXX]; or (b) [XXXXX].

1.24 "UWin" means GTECH's network or on-line service known as Uwin, or such other brand name, service mark or trademark as Uwin may be known. The GTECH UWin system will use Pop.x to develop, deploy, and operate government-authorized mass participation, entertainment content, lottery games and wagering games to personal computers, over the Internet.

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2.0  LIMITED LICENSE

2.1  License Grant.
     -------------

     (i) In consideration of the payments set forth in Section 4 and the terms and conditions of this Agreement, Mpath hereby grants to GTECH a perpetual (terminable by Mpath only under Section 9.1(ii)), worldwide, revocable (only under Section 9.1(ii)), non-exclusive, non-transferable license to use, edit, format, modify, and create derivative works of the Improved Source solely for the Licensed Purpose at the Designated Site.

     (ii) In consideration of the payments set forth in Section 4 and the terms and conditions of this Agreement, GTECH may copy the Improved Source solely for the Licensed Purpose and for archival or backup purposes, provided that such copies are made in accordance with Section 5.3. Improved Source or Documentation may not be distributed to a third party except as expressly authorized in this Agreement.

     (iii) In consideration of the payments set forth in Section 4 and the terms and conditions of this Agreement, Mpath hereby grants to GTECH a perpetual (terminable by Mpath only under Section 9.1(ii)), worldwide, revocable (only under Section 9.1(ii)), non-exclusive, non-transferable license to reproduce and distribute, and have reproduced and/or distributed (as outlined in this Section 2.1(iii)) to and by third parties partial or complete Object Code versions of Improved Source, as incorporated in one or more GTECH Programs, solely for the Licensed Purpose. GTECH may distribute Object Code versions of the Improved Source by: (a) written agreement signed by the end user; or (b) agreement contained on the user screen whereby the user must indicate acceptance of the terms of the license agreement before being able to access the Object Code version of the Improved Source. Such end user Object Code license agreement shall contain, at a minimum, the provisions set forth in Exhibit B and no provisions inconsistent therewith.

     (iv) GTECH shall require each of its third party distributors authorized to make copies of Object Code versions of the Improved Source to enter into a written agreement with GTECH before such Object Code version is furnished to such distributor. Such agreement shall include provisions consistent with and containing the relevant substance of Sections 2 and Section 5 and no provisions inconsistent therewith.

     (v) GTECH may grant Third Party Contractors access to the Improved Source provided that: (a) each such Third Party Contractor is subject to a written confidentiality agreement with GTECH that contains at a minimum the confidentiality agreement provisions specified in Exhibit C and no provisions inconsistent therewith; (b) each such Third Party Contractor's use of the Improved

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            Source is contractually restricted solely to delivering products and services to GTECH for the Licensed Purpose; (c) GTECH remains primarily responsible to Mpath for the performance of each such Third Party Contractor's obligations under this Section; (d) GTECH has a written agreement with each such Third Party Contractor that expressly identifies Mpath as a third party beneficiary of the agreement with GTECH and specifies that Mpath retains the right to enforce the terms and conditions of the agreement directly against the Third Party Contractor; (e) each such Third Party Contractor agrees in writing to document and perfect Mpath's ownership, if any, in the Improved Source and to quitclaim and waive in favor of Mpath any and all rights to Evolved Works created by such Third Party Contractor; and (f) GTECH may deliver a copy of its agreement with the Third Party Contractor (with financial and material confidential terms redacted) to Mpath, and will deliver a copy to Mpath upon receipt of Mpath's written request. Upon written request from Mpath, GTECH agrees to provide, within ten (10) business days, Mpath with a written list of all such Third Party Contractors.

     (vi) GTECH may grant Third Party Developers access to the Pop.X software development kit, GTECH Modifications and GTECH Code provided that: each such Third Party Developer executes the then-current Pop.X software development kit license in effect; (b) GTECH shall not be primarily responsible to Mpath for the performance of each such Third Party Developer`s obligations under this Agreement; and (c) GTECH shall not be obligated to expressly identify Mpath as a third party beneficiary in any contract between GTECH and the Third Party Developer.

     (vii) Without Mpath's prior written consent, GTECH shall not grant to third party licensees the right to sublicense the Improved Source or any Evolved Works thereof.

     (viii) GTECH may deposit the relevant portions of the Improved Source in escrow where reasonably required as a condition of licensing Object Code versions of the Improved Source. Upon release from any such escrow use of the Improved Source must be limited to the Licensed Purpose and within the scope of this Agreement. Upon written request from Mpath, GTECH agrees to provide, within ten (10) business days, Mpath with a written list of all such escrow arrangements.

     (ix) GTECH, or Third Party Contractors may make derivative works as authorized in Sections 2(i) and (v). GTECH shall not be obligated to deliver to Mpath any GTECH Code or GTECH Modifications developed solely by GTECH or Third Party Contractors. However, except as specified in Section 3.8, Mpath is under no obligation to provide technical support with respect to GTECH Code, or GTECH Modifications developed by GTECH or Third Party Contractors. Mpath, as the owner of the Improved Source, may make Evolved Works.

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     (x)  To the extent Mpath obtains patents and patent improvements on the
          Improved Source, such Improved Source patents and patent improvements are licensed to GTECH under the terms and conditions of this Agreement.

2.2  Grant Restriction on Mpath. Mpath agrees that for [XXXXX] after the
     --------------------------
Effective Date, Mpath will not directly or indirectly, solicit, initiate, or encourage the submission of, any proposal for, or participate in any negotiations or discussions concerning, or take any other action to facilitate, a license of Pop.X, the Source or the Improved Source to: (i) [XXXXX], (ii) [XXXXX], (iii) [XXXXX], (iv) [XXXXX], (v) [XXXXX]; or (vi) any entity known to Mpath to be a successor, affiliate, or subsidiary of any of the foregoing.

2.3  Optional CMS License.  Mpath agrees, upon receipt of written notice from
     --------------------
GTECH at any time after the Effective Date, to negotiate in good faith commercially reasonable license terms for CMS. The fee for a CMS license is [XXXXX]. Any third party software required to run with CMS, such as software from Portal Information Systems, Inc., is not included in the license fee and GTECH must negotiate directly with such third party software owners.

2.4  No Implied Licenses. There are no implied licenses granted under this
     -------------------
Agreement. Neither party may reverse engineer, reverse compile, reduce to human perceivable form, or disassemble any software of the other party, except as expressly authorized in this Agreement. GTECH may not modify or make Evolved Works of the Improved Source except for the Licensed Purpose.

2.5  GTECH Holdings Corporation.  Mpath acknowledges that GTECH Corporation is a
     --------------------------
subsidiary of GTECH Holdings Corporation and that the Improved Source and the licenses granted under this Agreement may also be used, subject to the terms and conditions of this Agreement, by and for the benefit of any direct or indirect, majority-owned subsidiary of GTECH Holdings Corporation.

3.0  SUPPORT

3.1  Support Costs.  For the Initial Term of the Agreement, support under
     -------------
Section 3 (except Section 3.5) will be provided by Mpath to GTECH at [XXXXX]. Thereafter, GTECH may contract with Mpath for support, as outlined in this
Section 3 (except Section 3.5), at the rate of [XXXXX].

3.2  Project Liaison.  Both Mpath and GTECH shall appoint appropriate persons to
     ---------------
act as project liaison. These persons will oversee all activities required of a party under this Agreement. Either may, upon reasonable written notice to the other party, change the designation of their project liaison. Either party may, upon reasonable written notice to the other party, unilaterally change the designation of and contact information for their project liaison.

3.3  Training.  Mpath will provide [XXXXX] training for platform and game
     --------
development at Mpath's facilities in the Mountain View, California area, operations training covering installation, maintenance of the Source for use in UWin, administration of UWin using the

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Source, customization of certain elements of the Source in order to meet GTECH's requirements, responding to system down-time, and various other matters. GTECH also agrees to pay all reasonable travel and expenses for GTECH's personnel associated with training. Reasonable, additional training is available to GTECH from Mpath at the rate of [XXXXX] per Mpath employee assigned to provide support.

3.4  Improvements.  Any and all non-custom Improvements developed by Mpath which
     ------------
are made available to other Pop.X licensees during the term of this Agreement shall be licensed, consistent with the license grant in Section 2, to GTECH at [XXXXX]

3.5  FTE Engineering Support. GTECH has the option to obtain from Mpath [XXXXX]
     -----------------------
full-time equivalent employee (consisting of not more than [XXXXX] employees overall) for engineering support. Within [XXXXX] following the Effective Date GTECH must elect whether or not to exercise this option. GTECH and Mpath will negotiate in good faith the scope of the tasks to be performed, the timing of the deliverables, and whether the deliverables will be considered Improved Source, GTECH Code, or GTECH Modifications. Such employees will perform such tasks as contractually required. The cost of such technical support services will be as set forth in Section 4.1(iv).

3.6  Additional Engineering Support.  Additional engineering support, remote or
     ------------------------------
on-site at GTECH's premises, is available to GTECH from Mpath at the rate of [XXXXX] per Mpath employee assigned to provide such support plus payment to Mpath of reasonable travel expenses (pre-approved in writing by GTECH).

3.7  Software Patches. Mpath will develop and provide to GTECH, at [XXXXX]
     ----------------
to GTECH, Software Patches relating to the Improved Source as Mpath commercially releases such Software Patches. Mpath will make commercially reasonable efforts to develop Software Patches based on their severity. Mpath will develop and provide to GTECH Software Patches for substantial Errors as soon as commercially practicable and Mpath will develop and provide Software Patches for less substantial Errors within a reasonable period. Mpath will promptly notify GTECH of any Errors which Mpath discovers in any software licensed to GTECH under this Agreement.

3.8  Incorporation of Improvement and Software Patches.  At GTECH's sole
     -------------------------------------------------
discretion, GTECH may incorporate or distribute to, in accordance with Section 2.1(iii), end users any Improvements or Software Patches made available by Mpath. If GTECH incorporates or distributes Improvements or Software Patches supplied by Mpath, all obligations of Mpath to provide support to GTECH shall extend to Improvements and Software Patches. If GTECH declines to incorporate Improvements supplied by Mpath, then, after ninety (90) calendar days from the date Mpath supplied such Improvements or Software Patches to GTECH, Mpath's technical assistance obligations under Sections 3.7 and 3.10 lapse with respect to that portion of the Improved Source to which such Improvements or Software Patches relate and GTECH agrees to waive Mpath's obligations under Section 6 with respect to liability which would not have otherwise been incurred but for GTECH's refusal to incorporate such Improvements or Software

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Patches.

3.9  Installation, Roll-Out and Launch.  GTECH may, at GTECH's sole option,
     ---------------------------------
ship the UWin servers to Mpath for installation and testing, prior to deployment of the servers by GTECH. Alternatively, GTECH may elect to install Pop.X on servers located at GTECH's facilities. If GTECH requires Mpath personnel to be on-site at GTECH to assist GTECH then GTECH agrees to reimburse Mpath for all reasonable travel expenses associated with such on-site support.

3.10 Error Support. Mpath agrees to make available on [XXXXX] means of reporting
     -------------
to Mpath Errors in the Improved Source, such as electronic mail, voicemail, telefax, or telephonic recording capability. Mpath agrees to promptly notify GTECH if Mpath is unable to duplicate the reported Error. GTECH agrees to report Errors and promptly follow-up with documentation. For the purpose of calculating response time, any Error reported after 5:00 p.m. Pacific time is deemed to have been reported on the next business day. GTECH agrees to classify and prioritize Errors, in accordance with the following table. The action required by Mpath is as follows:

Acknowledgment: Acknowledgment of receipt of Error report by written confirmation delivered to GTECH and oral or electronic assignment of Error log number. As part of the response Mpath will classify the Error and respond as appropriate. Mpath will provide such acknowledgment within [XXXXX], if received during [XXXXX]; otherwise times commence on the next business day.

Response Time: Temporary fix in the form of a patch. For Errors in the Improved Source, Mpath agrees to endeavor to provide an earlier interim patch or work around which may be communicated by telephone, electronic mail or other means. Mpath agrees to provide interim documentation if reasonably requested by GTECH. All Error correction patches provided by Mpath to GTECH will be deemed to be commercially released. The Error classifications and corresponding response times are shown in the following table:

Classification Criteria                                     Response Time
--------------------------------------------------------------------------------
X: Fatal, no useful work can be performed            [XXXXX]*
A: Major functions disabled                          [XXXXX]
B: Degraded operations: only certain minor           [XXXXX]
functions disabled or impaired
C: Minimal Impact: all other Errors                  [XXXXX]


*[XXXXX] means work performed [XXXXX].

Mpath agrees to correct all Class X, A, B and C Errors in the Improved Source that are identified, classified and reported to Mpath by GTECH.


3.11 Non-Recurring Engineering Support.  In consideration of the payment under
     ---------------------------------
Section

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4.1(ii), Mpath agrees to provide GTECH with engineering support during the period from [XXXXX] to [XXXXX]. GTECH and Mpath will each use commercially reasonable efforts to develop a mutually satisfactory project plan for such engineering within thirty (30) days following the Effective Date.

4.0  FEES, PAYMENT AND DELIVERY

4.1  Fees.  In consideration of the licenses granted by Mpath and the services
     ----
     to be performed by Mpath under this Agreement, GTECH agrees to pay Mpath:


     (i)   [XXXXX] on the later of: (a) [XXXXX]; or (b) [XXXXX];

     (ii) [XXXXX] as a non-recurring engineering expenses start-up fee, payable in [XXXXX] equal installments of [XXXXX] each, payable upon [XXXXX];

     (iii) [XXXXX] license fee due upon [XXXXX];

     (iv)  If GTECH elects to request Mpath technical support services under
           Section 3.5, such services will be billed at the rate of [XXXXX], billed monthly with the first payment due within thirty (30) days after GTECH's exercise of the Section 3.5 option for Mpath technical support services, and continuing for [XXXXX] thereafter;

     (v) [XXXXX], paid quarterly in arrears, starting [XXXXX], for [XXXXX] of the Agreement; and

     (vi) [XXXXX], paid quarterly in arrears, starting [XXXXX], for [XXXXX] of the Agreement.

4.2  Taxes and Delivery.  GTECH agrees to pay or reimburse Mpath for any use
     ------------------
taxes that may arise with respect to this Agreement, except for taxes on Mpath's income, capital, or property. Promptly upon execution of this Agreement and receipt of the Section 4.1(i) payment Mpath agrees to deliver the Source to GTECH. If possible without affecting the integrity of the files or disclosing the Improved Source to a third party, Mpath agrees to electronically transfer the Improved Source to the GTECH. Risk of loss and/or damage passes to GTECH upon receipt of the Improved Source.

4.3  Wire Transfer.  GTECH agrees to pay Mpath all amounts due to Mpath under
     -------------
this Agreement by wire transfer to [XXXXX], or to such other account as may be designated in writing by Mpath from time-to-time.

4.4  Payment Terms.  GTECH shall pay any amounts due to Mpath under this
     -------------
Agreement within [XXXXX] of the date when due. If payment is not made by GTECH within such [XXXXX] period (or such extended period of time as to which the parties may agree for payment from time to time), then, GTECH will also pay interest to Mpath at the rate of

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[XXXXX] per annum from the date the payment was originally scheduled to be made
(or such longer period as to which the parties may have agreed) until the date the payment is made. However, if payment is delayed beyond [XXXXX],other than in the instance of a payment dispute between the parties, then GTECH will be in breach of its payments obligations and Mpath may pursue all available remedies.

4.5  Payment Requirement. GTECH must pay Mpath the license fees specified in
     -------------------
Sections 4.1 whether or not GTECH uses the Pop.x Source and/or Object Code for the Initial Term; provided, however, that if GTECH terminates this Agreement pursuant to Section 9.3, then GTECH will be obligated to pay to Mpath only the fees in [XXXXX], the fees in [XXXXX] only to the extent incurred through the date of termination, and the fees in [XXXXX] only for [XXXXX].

5.0  CONFIDENTIAL INFORMATION AND OWNERSHIP

5.1  Nondisclosure. Each party acknowledges that Confidential Information of the
     -------------
other party constitutes the other party's valuable asset and contains the other party's valuable trade secrets. Each party will treat Confidential Information of the other party with at least a reasonable degree of care but in no event less care than it would employ to safeguard its own software source code and other valuable trade secrets. Each party will refrain from using the other party's Confidential Information except as contemplated in this Agreement and from disclosing such Confidential Information to any third party except to employees (or subcontractors), legal advisors, financial advisors and in the course of due diligence as is reasonably required in connection with the exercise of its rights and obligations under this Agreement (and only subject to binding use and disclosure restrictions at least as protective as those set forth in this Agreement executed in writing by such employees or subcontractors). The parties will each exert all reasonable measures to store and protect the other party's Confidential Information from unauthorized access. However, each party may disclose Confidential Information of another party: (i) pursuant to the order or requirement of a court, administrative agency or other governmental body, provided that such party give reasonable notice to the other party to contest such order or requirement; (ii) pursuant to the rules of requirements of any stock exchange; or (iii) on a confidential basis to legal and financial advisors. In no event, without Mpath's prior written consent, may;

     (a)  Mpath Confidential Information, or
     (b) any Mpath proprietary code delivered by Mpath to GTECH under this Agreement;

be used on any game playing service other than UWin.

5.2  Ownership Rights. No right of ownership or title to any Improved Source,
     ----------------
copies of Improved Source, Evolved Works, in any portion of Improved Source, GTECH Modifications, or Mpath Confidential Information is transferred to GTECH under or pursuant to this Agreement, or as a result of GTECH's use of Improved Source, or possession of the Improved Source under any circumstances whatsoever. Mpath owns and will own any and all Improved Source, copies of

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Improved Source, Evolved Works, or Mpath Confidential Information. GTECH will own all GTECH Code and all other work product which is Developed Independently by GTECH and its contractors except for the GTECH Modifications. GTECH does not have any obligations to deliver, and Mpath hereby waives any and all right to request, copies of the source code or Object Code of GTECH Code or GTECH Modifications except as may be compelled by litigation procedure undertaken by Mpath for breach of this Agreement.

5.3  Intellectual Property Rights. GTECH acknowledges that Improved Source and
     ----------------------------
Documentation are protected by Mpath's intellectual property rights. GTECH agrees to maintain, duplicate and respect the copyright and other proprietary rights notices in the Improved Source, Improved Source Evolved Works, Documentation and copies of any of the foregoing in connection with any activity contemplated under this Agreement, including, but not limited to, the making of archival copies of Improved Source and Object Code versions of Improved Source. The trademarks and trade names under which Mpath markets its products are the exclusive property of Mpath or its suppliers and GTECH acknowledges that this Agreement gives GTECH no rights therein. Any copyright notice used in connection with Improved Source shall not be deemed to imply that any part of Improved Source has been published, has been placed in the public domain, or has removed the obligation to hold Improved Source in confidence pursuant to this Section 5.

5.4  Disposition of Media. Prior to disposing of any media or storage apparatus,
     --------------------
GTECH will exert all commercially reasonable efforts to ensure that any Improved Source contained by such media or stored in such apparatus has been completely erased or otherwise destroyed.

5.5  Survival. The obligations of GTECH and its employees under this Section
     --------
survive and continue after any termination of this Agreement or termination of any license or rights under this Agreement.

5.6  Press Release.  Subject to Section 5.1, GTECH and Mpath may each make press
     -------------
releases about the existence and contents of the Agreement (except with respect to specific financial terms) with the prior approval of the other of the contents and timing of the press release, which approval shall not be unreasonably withheld or delayed. If the party from whom approval is sought does not approve or reject such press release within five (5) business days of submission for approval, such press release shall be deemed approved.

5.7  Insurance.  If Mpath obtains insurance for patent infringement or other
     ---------
intellectual property matters during the term of this Agreement, (including, but not limited to, insurance that would cover the types of matters discussed in
Section 6.4), then Mpath shall arrange with its insurance carrier to name GTECH as an additional insured on all applicable insurance policies and will deliver copies of such policies to GTECH.

6.0  REPRESENTATIONS AND WARRANTIES

6.1  By Mpath. Mpath represents and warrants that: (i) it is and will be the
     --------
sole and exclusive owner of all right and title, or has license to, the Improved Source and related documentation and

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all intellectual property rights therein; (ii) it has not entered into any agreements of any kind inconsistent with or contrary to this Agreement; (iii) to the best of Mpath's knowledge, information and belief, the use by GTECH of Improved Source for the Licensed Purpose does not violate or infringe, and will not violate or infringe, any intellectual property or other proprietary rights of any third party, (iv) it has sufficient right and authority to enter this Agreement; (v) for a period of [XXXXX], the Improved Source shall conform substantially to the features and specifications in Mpath's published literature provided by Mpath to GTECH at the time of delivery of the Improve Source; (vi) the Improved Source (including any Improvements or corrections) does not contain any encoded or embedded serial number, time-out or any similar or other type of disabling device or characteristic; (vii) Error corrections and Software Patches shall not materially degrade the performance of the Improved Source, cause or result in a breach of any of the warranties set forth in this Section 6.1 or require GTECH to acquire any additional, material software or hardware; (viii) the Improved Source and related Documentation are free of all liens, claims and encumbrances; (ix) all of the Improved Source, disk media, tapes, and any other electronic media or file transmissions delivered by Mpath to GTECH by any means will be free from known viruses and other invasive program code; (x) the Improved Source will recognize annual periods subsequent to 1999 and that use of the Improved Source will not adversely affect its performance with respect to date dependent data, computations, output, or other functions (including, without limitation, calculating, comparing and sequencing) and that the Improved Source will create, store, process and output information related to or including dates on or after January 1, 2000; (xi) the Source has been, and the Improved Source will be, independently developed by Mpath by employees of Mpath or by others who have validly assigned their intellectual property rights in their respective contributions in the Source or Improved Source to Mpath; (xii) to the best of Mpath's knowledge, none of the intellectual property rights in the Source is being infringed by any other person; and (xii) no proceedings to which Mpath is a party have been commenced which challenge the rights of Mpath in respect of the intellectual property rights relating to the Source or charge Mpath with infringement of any other person's rights in intellectual property in the Source; and Mpath is not aware of any facts that could provide the basis for any such challenge or charge relating to the Source.

6.2  By GTECH.  GTECH represents and warrants that: (i) it has not entered into
     --------
any agreements of any kind inconsistent with or contrary to this Agreement; and
(ii)  it has sufficient right and authority to enter this Agreement.

6.3  Warranty Disclaimer.  THE FOREGOING WARRANTIES IN SECTIONS 6.1 AND 6.2 ARE
     -------------------
IN LIEU OF ANY OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION ANY WARRANTY OF MERCHANTIBILITY, NON-INFRINGEMENT, OR FITNESS FOR A PARTICULAR PURPOSE.

6.4  Indemnification by Mpath. Mpath agrees to indemnify GTECH against, and hold
     ------------------------
GTECH free and harmless from, any and all loss, damage, settlement or expense (including legal expenses), as incurred, resulting from or arising out of any claims which allege that the Improved Source or the use, display, reproduction, performance, transmission or distribution thereof infringe upon any patents, copyrights, trademarks, trade secret rights or other proprietary rights of persons, firms or entities who are not parties to this Agreement; provided that GTECH notifies

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Mpath, in writing, of any notice or claim of such alleged infringement involving the Improved Source of which it becomes aware, and permits Mpath to control, at Mpath's expense and in a manner not adverse to GTECH, the defense, settlement, adjustment or compromise of any such claim using counsel reasonably acceptable to GTECH. GTECH may employ counsel, at GTECH's own expense (provided that if such counsel is necessary because of a conflict of Mpath or its counsel or because Mpath does not assume control, then Mpath will bear such expense), to assist it with respect to any such claim. If this indemnity is triggered, Mpath may, at its option, either:

     (i) procure for GTECH the right to continue using the Improved Source and the right to continued enjoyment of the licenses granted under this Agreement; or

     (ii) replace or modify the subject the Improved Source, in whole or in part, so that it becomes non-infringing but provides equivalent functionality and performance.

If the use of the Improved Source is enjoined, Mpath shall use its best efforts to procure, at Mpath's expense, the right for GTECH to continue using the Improved Source, or replace or modify the Improved Source, in whole or in part, so that it becomes non-infringing but provides equivalent functionality and performance. If neither of those actions is achievable despite Mpath's best efforts within [XXXXX], then Mpath agrees to [XXXXX]. Mpath's indemnity under this Section 6.4 applies during the Initial Term and survives beyond the Initial Term with respect to any infringement that occurred during the Initial Term by the Improved Source or the use, display, reproduction, performance, transmission or distribution thereof upon any patents, copyrights, trademarks, trade secret rights or other proprietary rights of persons, firms or entities who are not parties to this Agreement.

7.0 LIMITATION OF LIABILITY REGARDLESS WHETHER ANY REMEDY SET FORTH IN THIS AGREEMENT FAILS OF ITS ESSENTIAL PURPOSE OR OTHERWISE, UNDER NO CIRCUMSTANCES WILL EITHER PARTY BE LIABLE TO THE OTHER UNDER ANY CONTRACT, STRICT LIABILITY, NEGLIGENCE OR OTHER LEGAL THEORY, FOR ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES OR LOST PROFITS IN CONNECTION WITH THE SUBJECT MATTER OF THIS AGREEMENT EVEN IF THE PARTY HAS BEEN INFORMED IN ADVANCE OF SUCH DAMAGES. THE TOTAL CUMULATIVE AMOUNT RECOVERABLE UNDER THIS AGREEMENT IS HEREBY CAPPED AT AN AMOUNT EQUAL TO [XXXXX]. THE FOREGOING ALLOCATION OF RISK IS REFLECTED IN THE AMOUNT OF THE COMPENSATION CONTEMPLATED IN THIS AGREEMENT.

8.0  TERM OF LICENSE


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This Agreement commences on the Effective Date and expires on [XXXXX]. However, this Agreement may also be terminated earlier as provided below.

9.0  DEFAULT AND TERMINATION

9.1  Termination For Cause.
     ---------------------

     (i) GTECH may terminate this Agreement if Mpath breaches a material provision of this Agreement and fails to cure such breach within thirty (30) days following receipt of written notice.

     (ii) Mpath may terminate this Agreement if Gtech breaches a material provision of this Agreement and fails to cure such breach within thirty (30) days following receipt of written notice.

9.2  Return of Improved Source. Upon the termination of this Agreement GTECH
     -------------------------
agrees, within thirty (30) business days of such termination, to return to Mpath all Documentation and Improved Source in GTECH's direct or indirect control. With respect to documents or data storage media containing Confidential Information of the other party, the recipient may elect to delete therefrom all such Confidential Information, in which event the recipient shall, upon written request from the owner, deliver to the owner a certificate, signed by an authorized representative of the recipient, to the effect that all Confidential Information of the owner has been returned or deleted. Also upon termination or expiration of this Agreement, the recipient of Confidential Information agrees not to use and to delete, in accordance with the recipient's backup and archive procedures, all copies of the Confidential Information stored in backup and archive. GTECH shall not be obligated, as a result of termination or expiration of this Agreement, to deliver to Mpath any GTECH Code or GTECH Modifications developed solely by GTECH or Third Party Contractors

9.3  Termination by GTECH.  If GTECH is prevented by law or regulation or
     --------------------
administrative order from supplying the GTECH Program to [XXXXX] of the entities that comprise GTECH's then-current customer base, and GTECH elects to exit the business of providing on-line or Internet capability to all of its customers for the Licensed Purpose and ceases to use Pop.X, then GTECH may terminate this Agreement by giving written notice thereof to Mpath and by paying all sums due to mpath under [XXXXX].

9.4  No Damages.  NEITHER PARTY IS LIABLE FOR DAMAGES OF ANY KIND, INCLUDING
     ----------
SPECIAL, INCIDENTAL, INDIRECT OR CONSEQUENTIAL DAMAGES, ARISING OUT OF OR RELATED TO TERMINATION OF THIS AGREEMENT IN ACCORDANCE WITH ITS TERMS.

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10.0  GENERAL

10.1  Controlling Law and Disputes.  This Agreement is governed, controlled,
      ----------------------------
interpreted and defined by and under the laws of the State of California and the United States, without regard to the conflicts of laws provisions thereof. Any litigation arising under this Agreement brought by Mpath will be brought in the federal or state courts of Rhode Island. Any litigation arising under this Agreement brought by GTECH will be brought in the federal or state courts of the Northern District of California.

10.2  Equitable Relief. GTECH acknowledges and agrees that if unauthorized use,
      ----------------
reproduction, distribution or disclosure of Improved Source occurs dues to some act or omission of GTECH, or of GTECH's employees, agents or contractors, Mpath may not have an adequate remedy at law, and, therefore, injunctive or other equitable relief may be appropriate to restrain such use, reproduction, distribution or disclosure, threatened or actual.

10.3  Waiver and Modification.  Failure by any party to enforce any provision of
      -----------------------
this Agreement will not be deemed a waiver of future enforcement of that or any other provision. Any waiver, amendment or other modification of any provision of this Agreement will be effective only if in writing and signed by GTECH and Mpath.

10.4  Severability.  If for any reason a court of competent jurisdiction finds
      ------------
any provision or portion of this Agreement to be unenforceable, that provision of the Agreement will be enforced to the maximum extent permissible so as to effect the intent of the parties, and the remainder of this Agreement will continue in full force and effect.

10.5  Notices.  All notices required or permitted under this Agreement will be
      -------
in writing, will reference this Agreement and will be deemed given: (i) when sent by facsimile to the facsimile number set forth below each party's signature below and confirmed by registered or certified mail; (ii) five (5) working days after having been sent by registered or certified mail, return receipt requested, postage prepaid; (iii) one (1) working day after deposit with a commercial overnight carrier, with written verification of receipt; or (iv) confirmed electronic mail. All communications will be sent to the addresses set forth in the opening paragraph above or to such other address as may be designated by a party by giving written notice to the other parties pursuant to this Section.

10.6  Delays Beyond Control.  No party is liable to the other parties for any
      ---------------------
failure or delay in performance caused by reasons beyond such party's reasonable control, and such failure or delay will not constitute a material breach of this Agreement. However if such failure or delay continues for sixty (60) days of more then either party may terminate this Agreement effective immediately upon delivery of the notice to the other party.

10.7  Assignment.  Neither party may assign its rights or obligations under this
      ----------
Agreement, by operation of law or otherwise, without the express written consent of the others; except that a party may assign this Agreement to an affiliate directly or indirectly commonly owned and controlled by or with the party or to any other third party in connection with the merger or acquisition of the party or sale of all or substantially all of its assets used primarily in connection

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with this Agreement.  Each party agrees to provide no less than three (3)
business days' prior notification of any authorized assignment under this Agreement, except for an assignment to an affiliate and then notice shall be delivered within a reasonable time after completion of such assignment. Any attempted assignment except as allowed by the immediately preceding sentence is null and void. Subject to the foregoing, this Agreement will benefit and bind the successors and assigns of the parties.

10.8  Relationship of Parties.  The parties to this Agreement are independent
      -----------------------
contractors and nothing in this Agreement contained shall be deemed to create a joint venture, partnership or agency relationship between the parties in this Agreement. No party shall have any power to enter into any contracts or commitments in the name of, or on behalf of, the other parties, or to bind the other parties in any respect whatsoever.

10.9  Survival of Contents.  Notwithstanding anything else in this Agreement to
      --------------------
the contrary, the parties agree that Sections 1, 2.1, 2.4, 2.5, 4.4, 5 (except
5.6 and 5.7), 6.4, 7, 9.1(ii), 10, and accrued rights to payments under this Agreement survive the expiration or termination of this Agreement.

10.10 Interpretation. Any headings contained in this Agreement are for
      --------------
convenience only and shall not be employed in interpreting this Agreement. The parties and their respective counsel have negotiated this Agreement. This Agreement will be interpreted fairly in accordance with its terms and conditions and without any strict construction in favor of or against either party.



10.11 Execution.  This Agreement may be executed in several counterparts, each
      ---------
of which will be deemed to be an original, and each of which alone and all of which together, shall constitute one (1) and the same instrument, but in making proof of this Agreement it shall not be necessary to produce or account for each copy of any counterpart other than the counterpart signed by the party against whom this Agreement is to be enforced. This Agreement may be transmitted by facsimile. The parties may close the Agreement by exchanging fax signatures. However, each party agrees to promptly exchange, by courier, duplicate originals signed by both parties.

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10.12  Entire Agreement.  This Agreement, including Exhibits A, B, C and D,
       ----------------
constitute the entire agreement between the parties with respect to the subject matter to this Agreement, and supersedes and replaces all prior or contemporaneous understandings or agreements, written or oral, regarding such subject matter. This Agreement includes Agreement Exhibit A-Source Code Description and Exhibit B-End User License Provisions, which are incorporated into, and made a part of this Agreement. It is expressly understood and agreed that, because there are no expectations to the contrary between the parties hereto, no usage of trade or other regular practice or method of dealing, either within the computer industry, the software industry or between the parties to this Agreement shall be used to modify, interpret, supplement or alter in any manner the express terms of this Agreement or any part of this Agreement.

MPATH INTERACTIVE, INC.        GTECH CORPORATION

By: /s/ Lynn Heublein          By:  /s/ Steven P. Nowick
   ------------------              ---------------------

Lynn Heublein                  Steven P. Nowick
----------------------         -------------------------
NAME (PRINT OR TYPE)           NAME (PRINT OR TYPE)

VP and General Manager         Chief Operating Officer
----------------------         --------------------------
TITLE                          TITLE

6-26-98                        06/26/98
----------------------         --------------------------
DATE                           DATE


Mpath and Pop.X are trademarks of Mpath Interactive, Inc.

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                                   EXHIBIT A
                            SOURCE CODE DESCRIPTION

A.   Source Description:
     ------------------

(C) Mpath Interactive, Inc. 1997-98. All rights reserved. Unpublished work. File list Attached.

Source files include:

{PLACEHOLDER->Mpath to provide.}

B.   Designated Site:
     ---------------

A maximum of [XXXXX] sites are authorized, at any location owned or leased by GTECH or by a Third Party Contractor.

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                                   EXHIBIT B
                     END USER LICENSE AGREEMENT PROVISIONS


{SUBJECT TO IMPROVEMENTS RECOMMENDED BY GTECH'S COUNSEL TO REFLECT LOCAL LAW AND LOCALIZATION TO COUNTRY-SPECIFIC LANGUAGES.}

INTELLECTUAL PROPERTY RIGHTS: GTECH and/or GTECH's licensors shall retain all right, title and interest, including all intellectual property rights, in and to the Software. You acknowledge that international copyright laws and international treaty provisions protect the Software and agree not to remove any copyright or other proprietary or product identification notices contained thereon. You acknowledge and agree that the Software may have been developed by and may include software licensed by third party licensors named in the copyright notice(s) included with the Software, who shall be authorized to hold you responsible for any copyright infringement or violation of this Agreement. You may not remove, destroy, alter, obscure or modify any intellectual property notices included in the Software.

RESTRICTIONS: You may not sublicense, rent or lease the Software. You may not reverse engineer, reverse compile, modify, reduce to human perceivable form, or disassemble the Software.

DISCLAIMER OF WARRANTIES: LICENSEE AND ITS LICENSORS DISCLAIM ALL WARRANTIES OR CONDITIONS, EITHER EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTIES OR CONDITIONS OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS, AND THOSE ARISING FROM A COURSE OF DEALING OR USAGE OF TRADE, WITH RESPECT TO THE SOFTWARE. IN PARTICULAR, LICENSEE OR ITS LICENSORS DO NOT WARRANT THAT USE OF THE SOFTWARE WILL BE UNINTERRUPTED OR ERROR-FREE.

LIMITATION OF LIABILITY: IN NO EVENT IS LICENSEE OR ITS LICENSOR(S) LIABLE FOR ANY DAMAGES, INCLUDING ANY LOST REVENUE, LOST SAVINGS OR OTHER INDIRECT, INCIDENTAL, SPECIAL, EXEMPLARY, OR CONSEQUENTIAL DAMAGES (INCLUDING, WITHOUT LIMITATION, DAMAGES OR LOSS OF BUSINESS PROFITS, BUSINESS INTERRUPTION, LOSS OF BUSINESS INFORMATION, OR ANY OTHER PECUNIARY LOSS) ARISING OUT OF THE USE OR INABILITY TO USE THE SOFTWARE EVEN IF MPATH HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

U.S. GOVERNMENT RESTRICTED RIGHTS: Use, duplication or disclosure by the Government is subject to restrictions set forth in subparagraphs (a) through
(d), excluding subparagraph (c)(2)(iv), of FAR 52.227-19 when applicable, or in DFARS 227.7202-3, and in similar clauses in the NASA FAR Supplement. Contractor/manufacturer is Mpath Interactive, Inc., 665 Clyde Avenue, Mountain View, CA 94043.

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                                   EXHIBIT C
                          CONFIDENTIALITY PROVISIONS
{SUBJECT TO IMPROVEMENTS RECOMMENDED BY GTECH'S COUNSEL TO REFLECT LOCAL LAW AND
                 LOCALIZATION TO COUNTRY-SPECIFIC LANGUAGES.}

1. "Confidential Information" means: (i) the information which provides either party to this Agreement with competitive advantage, including but not limited to trade secrets, ideas, processes, formulas, computer software, algorithms, data and know-how, copyrightable material, improvements, inventions (whether patentable or not), techniques, marketing plans, strategies, business and product development plans, timetables, forecasts and customer lists all as related to the products and services (current and prospective) of each of the parties, (ii) the business or technical information of a party, including but not limited to any information relating to a party's product plans, product designs, product costs, product prices, product names, finances, marketing plans, business opportunities, Mpath source code, personnel, research, development or know-how; and (iii) any information designated by any party as "confidential" or "proprietary" or which, under the circumstances taken as a whole, would reasonably be deemed to be confidential; and (iv) the terms and conditions of this Agreement. "Confidential Information" excludes information that is: (a) in the public domain at the time of disclosure to Receiver; (b) or becomes generally known or available by publication, commercial use or otherwise through no fault of the Receiver; (c) known to the Receiver at the time of disclosure without violation of any confidentiality restriction and without any restriction on the receiving party's further use or disclosure; (d) independently developed by the Receiver without access or reference to Confidential Information of the Transmitter; (e) rightfully disclosed to Receiver by another person not in violation of the proprietary or other rights of Transmitter or any other person or entity; (f) rightfully in the Receiver's possession prior to disclosure; or (g) is approved for release by written authorization of Transmitter.

2.   "Use of Confidential Information.  Each party will use Confidential
      -------------------------------
Information of the other only for the purpose of supporting GTECH in the development, operation and maintenance of UWin.

3.   Ownership and Use.  The parties agree that all Confidential Information is
     -----------------
and remains the sole property of Transmitter transmitting such Confidential Information to the Receiver, that Transmitter is the sole owner of all patents, copyrights and other proprietary rights in connection therewith and that no license is granted to Receiver thereby. Receiver agrees to hold in confidence and trust and to maintain as confidential all Confidential Information of Transmitter. Receiver agrees not to disclose any Confidential Information of Transmitter or any information derived therefrom to any third person, and to use the same degree of care to avoid publication or dissemination of such information as Receiver employs with respect to its own information which does not desire to have published or disseminated, including any affiliates, fiduciaries and employees of Receiver, except such affiliates, fiduciaries and employees of Receiver to whom disclosure is necessary in order to permit Receiver to evaluate the Confidential Information of Transmitter for the purpose(s) set forth in Section 2

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and who have agreed in writing to hold such Confidential Information in confidence and not to use it for their own purposes. Receiver further agrees not to export any Confidential Information of Transmitter without Transmitter's written consent.

4.  Return of Confidential Information.  Immediately upon the accomplishment of
    ----------------------------------
the purpose(s) set forth in Section 2, upon Transmitter's request, Receiver will return to Transmitter all Confidential Information of Transmitter and all copies thereof. With respect to documents or data storage media containing Confidential Information of Transmitter, Receiver may elect to delete therefrom all such Confidential Information, in which event Receiver shall, upon Transmitter's request, deliver to Transmitter a certificate, signed by an authorized representative of Receiver, to the effect that all Confidential Information of Transmitter has been so deleted. Also upon accomplishment of the purpose(s) set forth in Section 2, Receiver agrees to not use and to delete, in accordance with Receiver's backup and archive procedures, all copies of the Confidential Information stored in backup and archive.

5.  Term and Termination.  This Agreement commences on the Effective Date and
    --------------------
continues in full force and effect for as long as the Confidential Information remains confidential.

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